IMPORTANT NOTICE:

J.P. Morgan Securities Inc. (“JPMorgan”) and the Issuer make no warranties or representations of any kind with respect to the attached collateral information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such collateral information or for any inaccuracies or errors in such collateral information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

Counterparty			Collateral Info	Group	TOTAL
Underwriter	JPMorgan		Gross WAC	7.095%	7.132%
Issuer	JPMAC		WA CLTV	88.65%	91.60%
Depositor	JPMAC		CLTV >80%	72.85%	79.54%
Seller	JPMMAC		CLTV >90%	50.51%	61.29%
Aggregator			CLTV >95%	40.37%	52.07%
Rep Provider			LB <$50,000	2.89%	2.26%
Master Servicer			LB $50k - $100k	10.66%	8.34%
Trustee			LB $100k - $150k	15.04%	9.07%
MI Provider			WA FICO	637	643
Monoline			<560 FICO	10.19%	6.92%
Credit Manager			560 - 600 FICO	14.21%	11.96%
Federal Tax Status			SF / TH / PUD	83.28%	84.39%
			2-4 Family	7.60%	6.41%
Originators	Group (%)	Total (%)	Condo	9.12%	9.20%
WMC	100.00%	100.00%	Manufactured Housing (MH)	0.00%	0.00%
			Other	0.00%	0.00%
			Primary	90.39%	95.00%
			Second	4.54%	2.35%
			Investment	5.07%	2.65%
Servicers	Group (%)	Total (%)	Full / Alt	46.37%	37.96%
JPMorgan Chase Bank	100.00%	100.00%	Stated / Limited	53.63%	62.04%
			NINA	0.00%	0.00%
			1st Lien	92.00%	89.40%
			2nd Lien	8.00%	10.60%
			State 1	CA	CA
			%	33.02%	51.25%
FICO	AGG UPB	AGG %	State 2	FL	NY
< 500			%	7.30%	5.79%
500 - 519	26,859,173	1.86%	State 3	MD	FL
520 - 539	30,219,684	2.09%	%	7.17%	5.64%
540 - 559	43,119,511	2.98%	State 4	NY	MD
560 - 579	51,607,902	3.56%	%	5.47%	4.71%
580 - 599	121,513,935	8.39%	State 5	IL	VA
600 - 619	202,752,014	14.00%	%	4.71%	3.66%
620 - 639	228,900,127	15.81%	ARM / HYB	84.21%	81.88%
640 - 659	205,650,099	14.20%	Fixed	15.79%	18.12%
660 - 679	184,402,084	12.74%	Purchase	32.65%	54.59%
680 - 699	131,406,747	9.08%	Refi-RT	3.96%	2.57%
700 - 719	90,528,497	6.25%	Refi-CO	63.39%	42.84%
720 - 739	60,774,803	4.20%	Size	$532,588,419	$1,447,912,147
740 - 759	36,482,250	2.52%	AVG Balance	$154,284	$189,468
760 - 779	22,301,370	1.54%	Loan Count	3,452	7,642
780 - 799	9,102,193	0.63%	Interest Only (IO)	17.88%	23.24%
800 plus	2,291,759	0.16%	Negative Amortization	0.00%	0.00%

GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %
0 - 4.5	-	0.00%	-	0.00%
4.5 - 5	3,231,258	0.27%	-	0.00%
5 - 5.5	40,007,128	3.37%	1,590,143	0.61%
5.5 - 6	197,662,949	16.67%	13,533,949	5.16%
6 - 6.5	283,192,339	23.89%	28,716,867	10.95%
6.5 - 7	315,701,149	26.63%	33,195,096	12.66%
7 - 7.5	145,875,334	12.30%	12,551,686	4.79%
7.5 - 8	118,193,299	9.97%	12,259,797	4.67%
8 - 8.5	40,779,487	3.44%	5,346,495	2.04%
8.5 - 9	27,436,578	2.31%	17,736,371	6.76%
9 - 9.5	5,235,943	0.44%	21,972,780	8.38%
9.5 - 10	6,119,294	0.52%	40,811,693	15.56%
10 - 10.5	1,728,010	0.15%	29,026,667	11.07%
10.5 - 11	408,242	0.03%	29,855,935	11.38%
11 - 11.5	-	0.00%	9,802,954	3.74%
11.5 - 12	49,922	0.00%	3,546,630	1.35%
12 - 12.5	-	0.00%	1,840,150	0.70%
12.5 - 13	-	0.00%	504,002	0.19%
13 - 13.5	-	0.00%	-	0.00%
13.5 - 14	0	0.00%	-	0.00%
14 - 14.5	0	0.00%	-	0.00%
14.5 +	0	0.00%	-	0.00%

Ratings
Moody's Rating	Aaa - Ba1
S&P Rating	AAA - BB
Fitch Rating	AAA - BB
DBRS Rating

Credit Enhancement
Subordination (not including OC)
Prefund OC (%)		3.75%
Initial Target OC (%)		3.75%
Stepdown OC (%)		7.50%
Stepdown Date		8-Nov
Excess Interest (12m Avg, Fwd Libor)		2.00%	(Straight average of first 12 months)

Notes

All non-dollar amount numbers (excluding loan count) should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

Fixed Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.04%	0.03%	0.02%	0.02%	0.02%	0.07%	0.00%	0.00%
	560 - 599	0.14%	0.09%	0.01%	0.04%	0.07%	0.13%	0.02%	0.67%
	600 - 619	0.02%	0.07%	0.03%	0.13%	0.04%	0.24%	0.07%	0.67%
	620 - 659	0.09%	0.07%	0.06%	0.10%	0.15%	0.37%	0.25%	1.46%
	660 - 699	0.06%	0.05%	0.02%	0.03%	0.03%	0.33%	0.16%	0.72%
	700 - 740	0.03%	0.05%	0.07%	0.02%	0.01%	0.08%	0.13%	0.18%
	740 +	0.00%	0.02%	0.00%	0.00%	0.00%	0.11%	0.05%	0.09%

Fixed Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.04%	0.03%	0.02%	0.03%	0.02%	0.00%	0.00%	0.00%
	560 - 599	0.01%	0.03%	0.05%	0.05%	0.09%	0.02%	0.01%	0.14%
	600 - 619	0.02%	0.10%	0.07%	0.01%	0.05%	0.18%	0.15%	0.93%
	620 - 659	0.12%	0.10%	0.17%	0.06%	0.12%	0.34%	0.32%	2.48%
	660 - 699	0.05%	0.08%	0.09%	0.05%	0.08%	0.20%	0.14%	2.28%
	700 - 740	0.08%	0.00%	0.00%	0.04%	0.03%	0.13%	0.05%	1.12%
	740 +	0.00%	0.03%	0.00%	0.00%	0.00%	0.02%	0.03%	0.43%

Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.14%	0.26%	0.41%	0.20%	0.34%	1.20%	0.26%	0.02%
	560 - 599	0.10%	0.14%	0.17%	0.12%	0.25%	0.87%	0.43%	1.05%
	600 - 619	0.06%	0.07%	0.07%	0.01%	0.25%	0.43%	0.35%	1.02%
	620 - 659	0.05%	0.06%	0.22%	0.02%	0.11%	0.56%	0.36%	0.99%
	660 - 699	0.07%	0.02%	0.04%	0.03%	0.22%	0.26%	0.18%	0.54%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.03%	0.24%	0.14%	0.21%
	740 +	0.01%	0.00%	0.00%	0.00%	0.01%	0.08%	0.02%	0.12%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2. Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4. Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6. The sum of all six FICO/CLTV grids should sum to 100%

Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.16%	0.42%	0.23%	0.08%	0.15%	0.32%	0.04%	0.00%
	560 - 599	0.11%	0.36%	0.39%	0.02%	0.37%	0.65%	0.09%	0.10%
	600 - 619	0.09%	0.14%	0.12%	0.17%	0.28%	0.62%	0.42%	1.05%
	620 - 659	0.12%	0.22%	0.09%	0.15%	0.63%	1.42%	0.58%	3.34%
	660 - 699	0.06%	0.06%	0.23%	0.03%	0.27%	0.61%	0.37%	2.23%
	700 - 740	0.05%	0.01%	0.01%	0.12%	0.16%	0.70%	0.10%	1.02%
	740 +	0.02%	0.01%	0.04%	0.00%	0.13%	0.21%	0.11%	0.63%

Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.10%	0.10%	0.10%	0.10%	0.23%	0.37%	0.07%	0.02%
	560 - 599	0.09%	0.10%	0.14%	0.06%	0.13%	0.82%	0.33%	1.25%
	600 - 619	0.01%	0.08%	0.06%	0.05%	0.15%	0.57%	0.24%	1.33%
	620 - 659	0.03%	0.06%	0.18%	0.08%	0.27%	1.01%	0.45%	3.67%
	660 - 699	0.02%	0.13%	0.18%	0.00%	0.10%	0.53%	0.53%	1.62%
	700 - 740	0.00%	0.00%	0.04%	0.00%	0.11%	0.04%	0.10%	0.96%
	740 +	0.03%	0.00%	0.00%	0.04%	0.00%	0.30%	0.09%	0.67%

Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.11%	0.27%	0.19%	0.03%	0.27%	0.22%	0.09%	0.05%
	560 - 599	0.18%	0.14%	0.32%	0.09%	0.27%	0.71%	0.17%	0.34%
	600 - 619	0.08%	0.18%	0.16%	0.05%	0.22%	0.55%	0.39%	1.94%
	620 - 659	0.10%	0.24%	0.24%	0.15%	0.83%	1.19%	1.01%	5.32%
	660 - 699	0.06%	0.12%	0.27%	0.02%	0.40%	1.10%	0.49%	6.69%
	700 - 740	0.00%	0.02%	0.00%	0.05%	0.19%	0.34%	0.39%	3.40%
	740 +	0.00%	0.02%	0.01%	0.00%	0.03%	0.13%	0.05%	1.32%

Check for 0's

Total equals 100%

0.00%

GT 80% Match

0.00%

ARM Match

0.00%

ARM IO Match

25.68%

FICO % Match

0.00%